                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                          ACTIVE IQ TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                       [ACTIVE IQ(TM) TECHNOLOGIES LOGO]

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 30, 2001

                        --------------------------------

         Please take notice that the Annual Meeting of Shareholders of Active IQ Technologies, Inc. (formerly Meteor Industries, Inc.) (the "Company") will be held, pursuant to due call by the Board of Directors of the Company, at 601 Carlson Parkway, 2nd Floor, Conference Room 3, Minnetonka, MN 55305, on Tuesday, October 30, 2001, at 10:00 a.m. (Central time), or at any adjournment thereof, for the following purposes:

                  1. To elect six directors to the Board of Directors of the Company;

                  2. To approve an amendment to the Company's 1999 Stock Option Plan (as amended) increasing the number of shares of common stock reserved for issuance thereunder from 1,300,000 shares to 2,500,000 shares;

                  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on October 2, 2001 are entitled to notice of and to vote at the meeting. Each shareholder is entitled to one vote on all matters to be voted on at the meeting.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. Also enclosed is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the enclosed Proxy will help avoid further solicitation expense to the Company.

                                      By Order of the Board of Directors,

                                      /s/ Kenneth W. Brimmer
                                      ----------------------
                                      Kenneth W. Brimmer
                                      Chairman and Chief Executive Officer

Dated:  October 5, 2001
Minnetonka, Minnesota  55305

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                          ACTIVE IQ TECHNOLOGIES, INC.
                         601 CARLSON PARKWAY, SUITE 1550
                           MINNETONKA, MINNESOTA 55305

                         ------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
            TO BE HELD OCTOBER 30, 2001 AT 10:00 A.M. (CENTRAL TIME)

                         ------------------------------

                               PROXIES AND VOTING

         This Proxy Statement is furnished to the shareholders of Active IQ Technologies, Inc., a Minnesota corporation (formerly Meteor Industries, Inc., a Colorado corporation) (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held on Tuesday, October 30, 2001 at 10:00 a.m. (Central time), at 601 Carlson Parkway, 2nd Floor, Conference Room 3, Minnetonka, Minnesota 55305, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders of the Company was October 5, 2001.

         The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation of a subsequent Proxy is delivered to an officer before the Proxy intended to be revoked or superseded is used at the Annual Meeting.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock and its Series B Convertible Preferred Stock (voting together as a single class) entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the slate of directors proposed by the Board of Directors as listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Shareholders of record on October 2, 2001 will be entitled to receive notice of and vote at the meeting. As of the record date, there were outstanding and entitled to be voted at the meeting 10,277,227 shares of Common Stock and 365,000 shares of Series B Convertible Preferred Stock, each share being entitled to one vote on all matters. Shareholders are not entitled to cumulative voting rights.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following information concerning beneficial ownership of Common Stock of the Company is furnished as of the record date, unless otherwise indicated, with respect to all persons known by the Company to be the owner, of record or beneficially, of more than five percent of the outstanding Common Stock of the Company. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated.

                                                                        SHARES
         NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED        PERCENT OF CLASS
         ------------------------------------                     ------------------        ----------------
         Boston Financial Partners, Inc. .....................          830,000 (1)                7.8
             17 Bayns Hill Road
             Boxford, MA  01921
         Gulfstream Financial Partners, LLC ..................          730,000 (2)                6.7
             2401 PGA Boulevard, Suite 190
             Palm Beach Gardens, FL  33410
         Wayne W. Mills ......................................        2,143,334 (3)               19.2
             5020 Blake Road
             Edina, MN  55436
         Stellent, Inc. ......................................          939,119 (4)                8.9
             7777 Golden Triangle Drive
             Eden Prairie, MN  55344

         ------------------
         (1) Includes 350,000 shares issuable upon the exercise of warrants issued to Thomas Brazil, president of Boston Financial Partners, Inc., in connection with a financial advisory services agreement with our company.
         (2) Includes 615,000 shares issuable upon the exercise (at a price of $5.50 per share) of a warrant issued upon the Meteor Industries-activeIQ Technologies merger in consideration of financial advisory services rendered, which warrant was then exchanged for Class B Redeemable Warrants.
         (3) Includes 30,000 shares owned by Sea Spray, Ltd., a foreign corporation of which Mr. Mills is the sole shareholder, and 150,000 shares owned by Mr. Mills' spouse. Mr. Mills disclaims beneficial ownership of his spouse's shares. Also includes 100,000 shares issuable upon the exercise (at a price of $2.50 per share) of a warrant issued in connection with the Series B Convertible Preferred Stock and 298,334 shares issuable upon the exercise (at a price of $5.50 per share) of Class B Redeemable Warrants. Also includes the following held in the name of Blake Capital Partners LLC, an entity solely owned by Mr. Mills: 65,000 shares of Common Stock; 500,000 shares issuable upon the exercise (at a price of $3.00 per share) of a warrant issued as compensation for financial advisory services rendered in connection with the Meteor Industries-activeIQ Technologies merger; and 15,000 shares issuable upon the exercise (at a price of $7.15 per share) of publicly traded warrants.

         (4) Includes (i) 307,648 shares issuable upon the exercise of Class B Redeemable Warrants, (ii) 20,000 shares issuable upon the exercise (at a price of $2.75 per share) of a warrant issued in connection with an August 2000 financing, and (iii) 13,334 shares issuable upon the exercise of Class B Redeemable Warrants that are issuable upon exercise of the warrant described in (ii).


SHARE OWNERSHIP OF MANAGEMENT

         The following table lists, as of October 2, 2001, the beneficial ownership of Common Stock for all directors, each of the Company's executive officers and all directors and executive officers as a group.

                                                                        SHARES
         NAME                                                   BENEFICIALLY OWNED (1)      PERCENT OF CLASS
         -----                                                  ----------------------      ----------------
         Kenneth W. Brimmer (2) ............................           727,835                     6.8
         Ronald E. Eibensteiner (3) ........................           683,334                     6.5
         Kenneth S. Kaufman  ...............................             1,000                      *
         Steven R. Levine (4) ..............................            13,467                      *
         D. Bradly Olah (5) ................................           850,334                     8.0
         Steven A. Weiss (6) ...............................            40,268                      *

         All directors and officers as a group (7) .........         2,404,814                    20.9

         -----------
         *  Represents less than 1 percent

         (1) Except as otherwise indicated, each person possesses sole voting and investment power with respect to the shares shown as beneficially owned.
         (2) Includes 207,834 shares issuable upon exercise of certain warrants. Also includes 190,000 shares issuable upon exercise of options which vest within 60 days.
         (3) Includes 233,334 shares issuable upon exercise of certain warrants, of which 133,334 are owned by Wyncrest Capital, Inc., of which Mr. Eibensteiner is the sole director. Also includes 200,000 shares owned by Wyncrest Capital, Inc. Also includes 100,000 shares issuable upon exercisable of options which vest within 60 days.
         (4) Represents shares issuable upon exercise of options which vest within 60 days.
         (5) Includes 204,501 shares issuable upon exercise of certain warrants. Also includes 133,333 shares issuable upon exercise of options which vest within 60 days. Also includes 165,000 shares and 110,000 shares issuable upon exercise of certain warrants owned by Mr. Olah's spouse; and 15,000 shares and 10,000 shares issuable upon exercise of certain warrants owned by the D. Bradly Olah Irrevocable Trust.
         (6) Includes 8,000 shares issuable upon exercise (at a price of $5.50 per share) of certain warrants. Also includes 20,267 shares issuable upon exercise of options which vest within 60 days.
         (7) Includes 785,206 shares issuable upon exercise of certain warrants. Also includes 473,401 shares issuable upon exercise of options which vest within 60 days.

                 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
                                (PROPOSAL NO. 1)

         Six directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below have served as directors of the Company since the Meteor Industries-activeIQ Technologies merger, which was completed on April 30, 2001. Each of the nominees listed below has consented to serve as a director, if elected, until the next annual meeting of the Company's shareholders or until his successor is duly elected and qualified. The Board of Directors proposes for election the nominees listed below:

      NAME                                AGE         POSITION                                  DIRECTOR SINCE
      ----                                ---         --------                                  --------------
      Kenneth W. Brimmer                   46         Chairman, Chief Executive                      2001
                                                      Officer and Chief Financial
                                                      Officer

      Ronald E. Eibensteiner               50         Director                                       2001

      Kenneth S. Kaufman                   35         Director                                       2001

      Steven R. Levine                     61         Director                                       2001

      D. Bradly Olah                       36         Director, President, Chief                     2001
                                                      Operating Officer and Secretary

      Steven A. Weiss                      38         Director                                       2001

         KENNETH W. BRIMMER currently serves as our Chairman, Chief Executive Officer and Chief Financial Officer. Having been appointed to the board of directors of activeIQ Technologies Inc. in 1999, Mr. Brimmer served that company as its Chairman and Chief Executive Officer until its merger with Meteor Industries, Inc. (the Company's predecessor) on April 30, 2001. Mr. Brimmer was President of Rainforest Cafe, Inc. from April 1997 until April 2000 and was Treasurer from its inception in 1995. Mr. Brimmer is also Chairman of both Hypertension Diagnostics, Inc., and Oxboro Medical, Inc, both of which are NASDAQ listed companies.

         D. BRADLY OLAH, one of the co-founders of activeIQ Technologies Inc., is currently our President and Chief Operating Officer and a member of our board of directors. He formerly served activeIQ Technologies as its Executive Vice President from November 1999 to March 2001 and as Chief Executive Officer from April 1996 to November 1999. Mr. Olah was also a member of activeIQ Technologies' board of directors from its inception in April 1996 until its merger with Meteor Industries, Inc. (the Company's predecessor) and has been actively involved in its business development. He was a director of Natural Resources Geophysical Corporation from 1996 until 1998, when it was sold to Eagle Geophysical of Houston, Texas. He was also the founder/Chairman and Chief Executive Officer and a director of Innovative Gaming Corporation of America from 1991 through February 1996 and also served as the Chief Financial Officer of that company from 1991 to 1993.

         RONALD E. EIBENSTEINER has been a director of the Company since April 30, 2001, the effective date of the Meteor Industries, Inc.-activeIQ Technologies Inc. He was initially appointed to the board of directors of activeIQ Technologies in September 2000. Mr. Eibensteiner is the president of Wyncrest Capital, Inc. and has been a seed investor in several early stage technology companies. Since May 1996, Mr. Eibensteiner has been chairman of the board of directors of OneLink, Inc., a publicly-traded company that provides Internet-delivered business intelligence services to the telecommunications industry. From March 1996 until March 2001, he served as a director of Stellent, Inc. (formerly known as

IntraNet Solutions, Inc.) (Nasdaq: STEL), a provider of Web-based document management solutions for corporate intranets. Mr. Eibensteiner co-founded Diametrics Medical, Inc., a manufacturer of blood gas diagnostic systems, and was chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum technology, inc., in January 1996.

         STEVEN A. WEISS was formerly a director of activeIQ Technologies Inc. and was appointed to the Company's board or directors following the Meteor Industries-activeIQ Technologies merger on April 30, 2001. Mr. Weiss co-founded Casino Data Systems, Inc., a designer, manufacturer and distributor of innovative, technology-driven products for the gaming industry, serving as its Chairman from June 1990 to August 1994 and from November 1994 to June 2001, when it was acquired by Aristocrat Leisure Ltd.

         STEPHEN R. LEVINE also was appointed to the Company's board of directors following the merger of Meteor Industries, Inc. and activeIQ Technologies Inc., having been a director of the latter company since October 1999. Dr. Levine is a computer science professional with over 30 years' software and hardware experience. Dr. Levine has received an award as a pioneer in the field of computer graphics and was one of the original founders of ACM SigGraph. He is currently Chief Technology Officer for the Temporal Bone Foundation, a nonprofit foundation dedicated to understanding the morphology of the middle ear and uncovering reasons for its dysfunction, particularly in newborns and infants. Dr. Levine is responsible for all aspects of technology at the Temporal Bone Foundation.

         KENNETH S. KAUFMAN was appointed to the Company's board of directors on April 30, 2001. Since 1999, Mr. Kaufman has been employed by A-Life Medical, Inc., a leading provider of natural language processing and artificial intelligence in healthcare applications, and he currently serves as that company's chief operating officer. From 1997 until to 1999, Mr. Kaufman was the Chief Executive Officer of Dietsite.com, a leading provider of nutritional and healthcare content and services on the Internet. Dietsite.com was acquired in 1999. Between 1998 and 2001, Mr. Kaufman served as the Vice President of Sales for ChannelHealth.com, an IDX Company, a subsidiary of IDX Systems Corporation, a leading supplier of health care software. Between the years of 1997 and 1998, Mr. Kaufman also served as the Director of Strategic Accounts for IDX Systems Corporation. Between 1995 and 1997 served as Director of Product Marketing and Development for IDX Systems Corporation.

VOTE REQUIRED

         The affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting, is required for election to the Board of Directors of each of the six nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the election of directors, shall not be considered present and entitled to vote on the election of directors. If a proxy is signed and returned without indicating any voting instructions, the shares represented by such proxy will be voted FOR the election of the foregoing nominees. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

BOARD COMMITTEES

         The standing committees of the Board of Directors for the fiscal year ended December 31, 2000 were as follows:

     NAME OF COMMITTEE                      MEMBERSHIP
     -----------------                      ----------
     Compensation Committee                 Irwin Kaufman, Richard Dana and Dennis Staal

     Audit Committee                        Irwin Kaufman, Richard Dana and Dennis Staal

         During fiscal 2000, the Board of Directors held three meetings and there were two meetings of the Company's Compensation Committee. During fiscal 2000, directors and committee members sometimes took action without formal meetings by written consent of all of such members. All of the Company's directors were present for at least 75 percent of the meetings of the Board, and each of the committee members were present for at least 75 percent of all committee meetings in 2000. All of the directors of the Company who were in office at the end of fiscal 2000 resigned as of April 30, 2001, the effective date of the Meteor Industries-activeIQ Technologies merger.

         The Company's current Compensation Committee, which consists of Messrs. Eibensteiner, Weiss and Kaufman, provides recommendations concerning salaries and bonuses for officers of the Company and stock options for officers and employees of the Company. The Company's current Audit Committee also consists of Messrs. Eibensteiner, Weiss and Kaufman, all of whom are "independent directors" within the meaning of the rules and regulations of the Nasdaq Stock Market. The function of the Audit Committee is, among other things, to review the extent and scope of the audit and non-audit services rendered by the Company's independent accountants, review internal accounting procedures and controls, review the internal audit function of the Company and review the independence of the Company's independent accountants. A copy of the Company's Audit Committee Charter is attached hereto as EXHIBIT A.

COMPENSATION OF DIRECTORS

         Directors do not presently receive any compensation from the Company for attending Board or Committee meetings, although the Company does reimburse directors for expenses incurred in attending such meetings.

                              CERTAIN TRANSACTIONS

         Immediately prior to the Meteor Industries-activeIQ Technologies merger transaction, which was completed on April 30, 2001, the Company sold all of its assets relating to its former oil and gas distribution business to Capco Energy, Inc. Ilyas Chaudary, Dennis Staal and Irwin Kaufman, all of whom were directors of the Company during fiscal 2000, are also directors of Capco Energy. In consideration for the assets, the Company received from Capco Energy cash in the amount of $4,697,501, a 9-month promissory note in the amount of $500,000 and 100,833 shares of the Company's common stock, which were held by Capco Energy. During fiscal 2000, the Company also had total sales to Capco of $9,494,000 and lease income of $268,000. Since April 30, 2001, no officer or director of the Company has had any relationship with Capco Energy.

         In satisfaction of a subscription receivable for the purchase of 100,000 shares of the Company's common stock, Ronald Eibensteiner, a member of the Company's board of directors, delivered to the Company a cash payment in the amount of $75,000 and a 2-month promissory note in the principal amount of $200,000. Interest accrues on the principal balance at 6.75 percent per annum, the prime rate for short-term borrowings as of the date of the note.

         During the 2000 fiscal year, the Company entered into a consulting agreement with Richard Dana, one of its former directors. Total fees paid to Mr. Dana in fiscal 2000 pursuant to the consulting agreement were $67,500.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors, executive officers and beneficial owners of more than 10 percent of the Company's common stock to file with the Securities and Exchange Commission certain reports regarding their ownership of common stock or any changes in such ownership. Executive officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon the review of copies of such reports received by it, and/or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the year ended December 31, 2000, the reporting persons have complied with Section 16(a) of the 1934 Act.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the total compensation paid by the Company during its last three completed fiscal years to the persons who served as Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company during the fiscal year which ended December 31, 2000.

                                                                                             LONG-TERM
                                                           ANNUAL COMPENSATION              COMPENSATION
                                                  ---------------------------------------   ------------
                                                                                               AWARDS
                                                                                               ------
                                                                                OTHER
                                                                                ANNUAL        SECURITIES
                                                                            COMPENSATION      UNDERLYING
     NAME AND PRINCIPAL POSITION        YEAR      SALARY ($)     BONUS ($)       ($)          OPTIONS (#)
     ---------------------------        ----      ----------     ---------  ------------      -----------
     Edward J. Names                    2000       125,000          0           8,978*         180,000
       President and Chief              1999       125,000          0           9,015*          77,069
       Executive Officer                1998       105,000          0           8,078*          33,910

         -------------
         * Represents premiums paid on health insurance policies and the use of a Company vehicle.

OPTION/SAR GRANTS DURING 2000 FISCAL YEAR

         The following table sets forth the options that were granted to the executive officers named in the Summary Compensation Table during the Company's last fiscal year which ended December 31, 2000.

                                         PERCENT OF                                      POTENTIAL REALIZABLE VALUE
                          NUMBER OF         TOTAL                                         AT ASSUMED ANNUAL RATES
                         SECURITIES     OPTIONS/SARS                                    OF STOCK PRICE APPRECIATION
                         UNDERLYING      GRANTED TO      EXERCISE OR                          FOR OPTION TERM
                         OPTION/SARS    EMPLOYEES IN     BASE PRICE      EXPIRATION     -----------------------------
NAME                     GRANTED (#)     FISCAL YEAR       ($/SH)           DATE             5% ($)         10% ($)
----------------------- --------------  --------------  --------------  --------------  -------------- --------------
Edward J. Names ....         15,000           2.1            2.75          4/11/05           37,720         58,400
                             35,000           4.8            2.75          4/11/05           88,013        136,267
                             55,000           7.6            2.75          4/11/05          138,306        214,134
                             75,000          10.4            2.75          4/11/05          188,600        292,002

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                     SECURITIES UNDERLYING           VALUE OF UNEXERCISED IN-THE-
                                                                  UNEXERCISED OPTIONS/SARS AT            MONEY OPTIONS/SARS AT
                                   SHARES                                DEC. 31, 2000                       DEC. 31, 2000
                                  ACQUIRED         VALUE       ---------------------------------   ---------------------------------
NAME                           ON EXERCISE (#)    REALIZED      EXERCISABLE       UNEXERCISABLE     EXERCISABLE       UNEXERCISABLE
----------------------------- ----------------   ----------    -------------     ---------------   -------------     ---------------
Edward J. Names ..........              0            0            393,979            244,979             0                   0

EMPLOYMENT ARRANGEMENTS AND COMPENSATION OF CURRENT EXECUTIVE OFFICERS

         On April 30, 2001, the effective time of the Meteor Industries-activeIQ Technologies merger transaction, and in accordance with the terms of such transaction, all of the Company's officers and directors resigned. Since that date, Kenneth W. Brimmer has served as the Company's Chairman, Chief Executive Officer and Chief Financial Officer, and D. Bradly Olah has served as the Company's President and Chief Operating Officer in addition to being a member of the Company's board of directors. In addition to Messrs. Brimmer and Olah, Messrs. Eibensteiner, Kaufman, Levine and Weiss have also served as directors of the Company since April 30, 2001.

         Mr. Brimmer is employed pursuant to an employment agreement with the Company effective as of May 1, 2001. The initial term of the agreement expires on May 1, 2004. In addition to an annual salary of $125,000, Mr. Brimmer is entitled to an annual bonus of up to 75 percent of his salary upon the achievement of certain corporate objectives and a $250,000 bonus when the Company has raised an aggregate of $12 million in equity financings, of which approximately $9 million has been raised to date. Mr. Brimmer was also awarded an option to purchase up to 250,000 shares of Common Stock at a price of $5.00 per share, which option vests in equal installments over four years.

         Mr. Olah is also employed pursuant to an employment agreement with the Company effective as of May 1, 2001. Pursuant to the terms of that agreement, Mr. Olah is entitled to an annual salary of $150,000 and is eligible for an annual bonus of up to 100 percent of his salary upon the achievement of certain corporate objectives. Mr. Olah was also awarded options to purchase up to 300,000 shares of the Company's Common Stock at a price of $5.00 per share, which option vests in equal installments over four years.

         Each of Mr. Brimmer's and Mr. Olah's employment agreements further provide that in the event their respective employment with the Company is terminated without "cause" (as defined therein), they are entitled to a lump sum payment equal to their most recent base salary. Further, in the event there is a "change of control" of the Company and their respective employment is terminated within one year of such change of control, then they are entitled to receive their respective base salaries for a period of 24 months. If Mr. Brimmer or Mr. Olah, respectively, are still employed by the Company on the first anniversary of a change of control, then they would be entitled to a bonus equal to their respective then-current base salaries, which shall be in addition to any other bonus for which either may be eligible. "Change of control" is defined in the employment agreements to include: (1) when any person becomes the beneficial owner of 50 percent or more of the combined voting power of the Company; (2) the shareholders of the Company approve of a plan to merge the Company with another such that the holders of the Company's outstanding stock immediately prior to such merger hold less than 50 percent of the stock of the combined entity following the merger; (3) at least 80 percent of the Company's assets are sold to an entity not affiliated with the Company; (4) less than a majority of the board of directors is comprised of persons who are currently directors or who were appointed by at least a majority of the current directors.

         Compensation of Current Executive Officers

         The following table sets forth information with respect to the compensation of our Chief Executive Officer and our other executives whose total compensation for the current fiscal year will exceed $100,000.

                                                                                               SHARES
                                                                                           UNDERLYING 2001
NAME AND PRINCIPAL POSITION                                              2001 SALARY        OPTION AWARDS
---------------------------                                            ---------------    -----------------
Kenneth W. Brimmer ..............................................          $125,000             250,000
    Chairman, Chief Executive Officer and
    Chief Financial Officer

D. Bradly Olah ..................................................           150,000             300,000
    President, Chief Operating Officer and
    Secretary

         Options of Current Executive Officers

         The following table provides information related to the number of options held by the Company's current executive officers as of September 30, 2001, including the portion of options that are exercisable and the exercise prices.

                                                                     NUMBER OF SHARES UNDERLYING
                                                                 UNEXERCISED OPTIONS AT SEP. 30, 2001
                                                                 -------------------------------------

                            NAME                                   EXERCISABLE        UNEXERCISABLE     EXERCISE PRICE
                           ------                                -----------------  ------------------ ------------------
Kenneth W. Brimmer ..............................................       50,000            200,000            $5.00
    Chairman, Chief Executive Officer and                              120,000             80,000             1.00
    Chief Financial Officer

D. Bradly Olah ..................................................       60,000            240,000             5.00
    President, Chief Operating Officer and                              60,000             40,000             1.00
    Secretary                                                            3,333                  0            15.00

COMPENSATION COMMITTEE

         The Company's former board of directors (as it existed prior to April 30, 2001) approved the formation of a compensation committee on November 10, 1998. The compensation committee had responsibility to recommend salaries and short-term and long-term incentive compensation levels for all executive officers of the Company and its subsidiaries. It also advised the board of directors on the administration of the Company's Incentive Stock Option Plan, the 1998 Incentive Equity Plan, and made recommendations concerning bonuses and other incentive compensation for Company personnel.

         During the fiscal year ended December 31, 2000, the compensation committee consisted of three non-employee directors. The philosophy of the compensation committee was to provide a compensation package for each executive officer that incentivizes the individual to fully support the Company's business objective and to maximize shareholder value. These compensation packages generally consisted of a base salary, short-term incentives in the form of discretionary cash bonuses, and long-term incentives in the form of stock options.

         Since the merger transaction between Meteor Industries and activeIQ Technologies was pending shortly after the conclusion of the 2000 fiscal year, the Compensation Committee did not issue a report concerning the compensation of the Company's officers during the 2000 fiscal year or any recommendation on the compensation of such officers for the 2001 fiscal year. Subsequent to the effective date of the merger transaction, the Company's current board of directors adopted a new compensation committee charter and appointed Messrs. Eibensteiner, Kaufman and Weiss to serve as committee members. The current compensation committee has yet to meet, although it intends to do so on a regular basis in the future.

BOARD AUDIT COMMITTEE

         In June 2000, the Company's former board of directors approved the formation of an audit committee and adopted an audit committee charter. That audit committee never met, however, and did not issue a report with respect to the Company's financial statements relating to the year ended December 31, 2000.

         Following the completion of the Meteor Industries-activeIQ Technologies merger, the Company's current board of directors adopted the audit charter attached hereto as EXHIBIT A and appointed Messrs. Eibensteiner, Kaufman and Weiss as the committee members, all of whom are "independent" in accordance with the rules of the Nasdaq Stock Market. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to accounting reporting practices and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
                    RESERVED UNDER THE 1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

         In connection with the Meteor Industries-activeIQ Technologies merger, the Company assumed and continued the activeIQ Technologies 1999 Stock Option Plan. On July 20, 2001, the Board of Directors approved an amendment to the Company's 1999 Stock Option Plan (the "Plan"), subject to approval of the Company's shareholders, to increase the total number of shares reserved for issuance upon exercise of options to be granted under the Plan. The amendment increases the number of shares from 1,300,000 to 2,500,000 shares.

SUMMARY OF THE 1999 STOCK OPTION PLAN

         The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as EXHIBIT B.

         General. The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

         The Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

         The number of shares of common stock which may be issued under the Plan if this amendment is approved may not exceed 2,500,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 24.3 percent of the outstanding shares of Common Stock on October 2, 2001. On October 2, 2001, the closing sale price of the Common Stock as reported by Nasdaq was $3.00 per share.

         Stock Options. Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

         Stock Appreciation Rights. A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

         Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

         Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

         Performance Shares. Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

         Non-Transferability of Most Incentives. No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

         Amendment to the Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

         Federal Income Tax Consequences. The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option, performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of common stock will realize ordinary income in the year of the award and in an amount equal to the fair market value of the shares of common stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of common stock as to which the option is exercised and the aggregate fair market value of shares of the common stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participate is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he or she is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders of the Company approve the increase in the shares reserved under the 1999 Stock Option Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required for approval.

                         INDEPENDENT PUBLIC ACCOUNTANTS

CHANGE IN INDEPENDENT ACCOUNTANTS

         Following the Meteor Industries-activeIQ Technologies merger, which was completed April 30, 2001, the Company's board of directors selected Arthur Andersen LLP to be the Company's independent accountants for the fiscal year ending December 31, 2001. Arthur Andersen LLP had reviewed and audited the financial statements of activeIQ Technologies Inc. for the years ended December 31, 1998, 1999 and 2000. The Company expects that a representative of Arthur Andersen LLP will be in attendance at the Annual Meeting and will be available to answer shareholder questions.

         Prior to April 30, 2001, the Company's independent public accountants were PricewaterhouseCoopers LLP. In connection with its audits of the Company's financial statements for the fiscal years ended December 31, 1999 and 2000, there had been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have cause them to make reference to such disagreements in their report on the financial statements for such years. The reports of PricewaterhouseCoopers LLP for the past two completed fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Company does not expect any representatives of PricewaterhouseCoopers LLP to attend the Annual Meeting.

FEES BILLED TO COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2000

         Audit Fees. Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $171,600.

         Financial Information Systems Design and Implementation Fees. The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

         All Other Fees. Fees billed to the Company by PricewaterhouseCoopers LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $318,984.

         The board of directors of the Company, as it existed prior to April 30, 2001, reviewed the fees billed to the Company by PricewaterhouseCoopers LLP during fiscal year 2000 and determined that the receipt of these fees by PricewaterhouseCoopers LLP is compatible with that firm maintaining its independence. The Company's board of directors (as it existed prior to April 30, 2001) also considered whether provision of the above non-audit services was compatible with PricewaterhouseCoopers LLP's independence and determined that such services were compatible with maintaining that firm's independence.

                              SHAREHOLDER PROPOSALS

         Any shareholder who desires to submit a proposal for action by the shareholders at the 2002 annual meeting must submit such proposal in writing to Active IQ Technologies, Inc., 601 Carlson Parkway, Suite 1550, Minnetonka, Minnesota 55305, Attention: Chairman by January 5, 2002. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

         On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934. The amendment to 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the stockholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2002 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal which the shareholder has not previously sought to include in the Company's proxy statement by January 5, 2002, the management proxies will be allowed to use their discretionary authority as outlined above.

                                 OTHER BUSINESS

          The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxy will vote the Proxies in accordance with their best judgment.

          The Company will furnish, without charge, a copy of its Annual Report on form 10-K for the fiscal year ended December 31, 2000 to any shareholder of the Company upon written request. Such requests should be sent to Active IQ Technologies, Inc., Mark D. Dacko, Controller, 601 Carlson Parkway, Suite 1550, Minnetonka, MN 55305.

                                            By order of  Board of Directors,


                                            /s/ Kenneth W. Brimmer
                                            ----------------------
                                            Kenneth W. Brimmer
                                            Chairman and Chief Executive Officer

Dated:  October 5, 2001
Minnetonka, Minnesota

                                                                       EXHIBIT A


                          ACTIVE IQ TECHNOLOGIES, INC.



                             AUDIT COMMITTEE CHARTER



         There shall be a Committee of Active IQ Technologies, Inc. ("AIQ") Board of Directors to be known as the Audit Committee (the "Committee"). The Committee shall be composed of outside directors who are independent of management of AIQ and are free of any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment as a Committee member ("Independent Directors"). The Committee shall consist of at least three Independent Directors.

         The Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to shareholders, potential shareholders and the Investment community relating to the quality and integrity of AIQ'S accounting and financial reporting practices. In so doing, it is the responsibility of the Committee to maintain free and open means of communications between the directors, the independent auditors, and the financial management of AIQ.

         In carrying out these responsibilities, the Committee will:

         1. Review and recommend to the Board of Directors, the engagement or termination of AIQ'S independent auditors.

         2. Meet with the independent auditors and financial management of AIQ to review the scope of the proposed audit for each year and the audit procedures to be utilized and, at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

         3.       Review the independence of AIQ'S independent auditors.

         4. Review with the independent auditors and with AIQ'S financial accounting personnel, the adequacy and effectiveness of accounting and financial controls of AIQ and consider any recommendations for improvement of such internal controls.

         5. Prior to the release of the annual report to shareholders, the Committee should review the financial statements with the independent auditors to ensure satisfactory disclosure and content. Any changes in accounting principles should be reviewed.

         6. Examine and consider such other matters in relation to the internal and external audit of AIQ'S accounts and in relation to the financial affairs of and its accounts as the Committee may, in its own discretion, determine to be desirable.

         7. Consult directly with AIQ'S independent auditors with respect to the above matters, to the extent the Committee may, in its own discretion, determine to be advisable.

         8. Within the scope of its duties, the Committee has the right and the responsibility to investigate or have investigated any variance or matter of concern brought to its attention. It specifically has the power to consult with legal counsel or retain outside counsel for this purpose if, in its judgment, that is appropriate.

         9. Review and approve (with the concurrence of a majority of the disinterested directors of AIQ) any transactions with affiliated parties.

         10. At all meetings of the Committee, sufficient opportunity should be made available for the independent auditors to meet with members of the Committee without members of the management present. Among items for potential discussion in these meetings are the independent auditors evaluation of AIQ'S financial and accounting personnel, and the cooperation which the independent auditors received during the course of their audit.

         11. Minutes and Reports of all meetings of the Committee shall be given to the Board of Directors.

         In carrying out their responsibilities, the Committee should remain operationally flexible in order that it can best react to changing conditions and environment and to assure the directors and shareholders that the corporate accounting and financial reporting practices of AIQ are in accordance with all requirements and are of the highest quality.

         It is acknowledged that the scope of activity being undertaken by the Committee is evolving actively at this time. Therefore, the Board may choose to alter or amend this charter at any time.

                                                                       EXHIBIT B

                          ACTIVE IQ TECHNOLOGIES, INC.

                             1999 STOCK OPTION PLAN
                         (amended as of March 20, 2000)

         1. Purpose. The purpose of the 1999 Stock Option Plan (the "Plan") of Active IQ Technologies, Inc. (the "Company") is to increase shareholder value and to advance the interests of the Company by attracting, retaining and motivating employees and certain key consultants of the Company by furnishing opportunities to purchase or receive shares of Common Stock, $.01 par value, of the Company ("Common Stock") pursuant to the Plan.

         2. Administration. The Plan shall be administered by the Board of Directors or by a stock option committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors of the Company. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors who shall be appointed from time to time by the Board, each of which such appointees shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places, as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade), as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

         5.       Shares Subject to the Plan.

                  5.1. Number of Shares. Subject to adjustment as provided in
         Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed One Million Three Hundred Thousand (1,300,000) shares of Common Stock.

                  5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

                  5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

         6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  6.1. Price. The option price per share shall be determined by the Committee.

                  6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

                  6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. No stock option may be exercised during the first six months of its term. Except as provided by the preceding sentence, the Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                  6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

                  6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended):

                           (a) The aggregate Fair Market Value (determined as of
                  the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

                           (b) Any Incentive Stock Option certificate authorized
                  under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                           (c) All Incentive Stock Options must be granted
                  within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

                           (d) Unless sooner exercised, all Incentive Stock
                  Options shall expire no later than 10 years after the date of grant.

                           (e) The option price for Incentive Stock Options
                  shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                           (f) No Incentive Stock Options shall be granted to
                  any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

                  7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

                  7.2. Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. No SAR may be exercised during the first twelve months of its term. Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR.

                  7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

                  7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                           (a) the number of shares of Common Stock as to which
                  the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

                    (b) the Fair Market Value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                  8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                  8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                  8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                           (a) a prohibition against the sale, transfer, pledge
                  or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b) a requirement that the holder of shares of
                  restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions

                           (c) such other conditions or restrictions as the
                  Committee may deem advisable.

                  8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities law of any state. The shares have been acquired for investment and without a view to their distribution and may not be sold or otherwise disposed of in the absence of any effective registration statement for the shares under the Securities Act of 1933 or unless an exemption from registration is available under the securities laws.

                  The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1999 Stock Option Plan of activeIQ Technologies Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

                  8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

                  8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

                  9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

                  9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

                  9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

                  9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         10. General.

                  10.1. Effective Date. The Plan will become effective on June 1, 1999.

                  10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

                  10.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or in the Incentive) or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to family members, trusts or charities. During a participant's lifetime, an Incentive may be exercised only by him or her, by his or her guardian or legal representative or, in the case of stock options, by the transferees permitted by the preceding sentence.

                  10.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

                  10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  10.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                  10.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive

         Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                  10.8.    Withholding.

                           (a) The Company shall have the right to withhold from
                  any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                           (b) Each Election must be made prior to the Tax Date.
                  The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                           (c) If a participant is an officer or director of the
                  Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

                  10.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such person's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

                  10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                  10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 10.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) change or expand the types of Incentives that may be granted under the Plan, (d) change the class of persons eligible to receive Incentives under the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

                  10.12 Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restriction on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if any of the following events occur unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                           (1) any person or group of persons becomes the
                  beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; or

                           (2) a majority of the members of the Board of
                  Directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

                           (3) the shareholders of the Company approve the sale
                  or other disposition of all or substantially all of the Company's assets (including a plan of liquidation); or

                           (4) the shareholders of the Company approve the
                  reorganization, merger or consolidation of the Company or a statutory exchange of outstanding voting securities of the Company, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners, respectively, of voting securities and Common Stock of the Company immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of, respectively, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors and the then outstanding shares of common stock, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the voting securities and Common Stock of the Company, as the case may be.

                  For purposes of this Section 10.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

                  For purposes of this Section 10.12, "Continuing Directors" are directors (a) who were in office prior to the time of any of provisions
         (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                  10.13. Dilution and Other Adjustments. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of substantially all of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares subject to an Incentive, and the option price per share under all outstanding options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Incentives shall be made without change in any option exercise price applicable to the unexercised portion of such Incentive and with a corresponding adjustment in the option exercise price per share, if any, and such adjustment shall be conclusive and binding for all purposes of the Plan.

                  10.14. Definition of Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

                          ACTIVE IQ TECHNOLOGIES, INC.

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 30, 2001

         The undersigned, a shareholder of Active IQ Technologies, Inc., hereby appoints Kenneth W. Brimmer and D. Bradly Olah, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Active IQ Technologies, Inc. to be held at 601 Carlson Parkway, 2nd Floor, Conference Room #3, Minnetonka, Minnesota, 55305, on Tuesday, October 30, 2001, at 10:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

(1)      ELECTION OF DIRECTORS

         [ ] FOR all nominees                           [ ] WITHHOLD

AUTHORITY to vote for (except as marked to the contrary below) all nominees listed below:


1 - Kenneth W. Brimmer                                  4 - Steven R. Levine
2 - Ronald E. Eibensteiner                              5 - D. Bradly Olah
3 - Kenneth S. Kaufman                                  6 - Steven A. Weiss


         INSTRUCTION: To withhold authority
         to vote for any indicated nominee,
         write the number(s) of that            ----------------------------
         nominee(s) in the box provided to      |                          |
         the right.                             ----------------------------


(2) To approve an amendment to the Company's 1999 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,300,000 shares to 2,500,000 shares.

                [ ] FOR               [ ] AGAINST                [ ] ABSTAIN

(3) Upon such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR APPROVAL OF THE AMENDMENT TO THE 1999 STOCK OPTION PLAN.

        (Continued, and TO BE COMPLETED AND SIGNED, on the reverse side)

                           (Continued from other side)

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR approval of the amendment to the 1999 Stock Option Plan.

                                    Dated                              , 2001
                                         ------------------------------


                                    x
                                    --------------------------------------------

                                    x
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                           (Shareholder must sign exactly as the name appears at
                           left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)